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                                                                   EXHIBIT 10.16


                                                                       EXECUTION

                            DERBY CYCLE CORPORATION

             FORM OF AGREEMENT EVIDENCING A GRANT OF A STOCK OPTION
                          UNDER 1998 STOCK OPTION PLAN


          Agreement made as of March ___, 1999, between Derby Cycle Corporation, a Delaware corporation (the "Company"), and _____________ ("Grantee"). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Derby Cycle Corporation 1998 Stock Option Plan (the "Plan").

          1. Grant of Option. Pursuant to the Plan, the Company hereby grants to Grantee a stock option intended to be a nonqualified stock option (the "Option") to purchase (i) ___ shares of Class A Common Stock (which number of shares may be adjusted as provided in the Plan) and (ii) ___ shares of Class C Common Stock (which number of shares may be adjusted as provided in the Plan), all at the exercise price per share of $1,000 (the "Exercise Price"). The Option shall be deemed to have been granted as of August 6, 1998 (the "Grant Date").

          2. Grantee Bound by Plan. Attached hereto as Annex A is a copy of the Plan which is incorporated herein by reference and made a part hereof. Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. The Plan should be carefully examined before any decision is made to exercise the Option.

          3. Exercise of Option. Subject to the earlier termination of the Option as provided herein and in the Plan and subject to Section 7, the Option may be exercised, in whole or in part, to the extent it has become vested, by written notice to the Company at any time and from time to time after the Grant Date. An Option shall not be exercisable in any event after the tenth anniversary of the date of grant of the Option. An Option may not be exercised for a fraction of an Option Share. Options are subject to cancellation as provided in the Plan.

          4. Vesting of Options. Subject to the provisions of Section 5, this Option shall vest and become exercisable with respect to 25% of the Option Shares subject to this Option on each of the first, second, third and fourth anniversaries of the Grant Date, provided that (a) this Option shall vest and become exercisable with respect to the portion of the Option Shares on the relevant anniversary date hereof only if the Grantee remains continuously employed by the Company or a Subsidiary from the Grant Date through such anniversary of the Grant Date, (b) no vesting shall be recognized if the Grantee voluntarily terminates the Grantee's employment with the Company or any Subsidiary at any time prior to the second anniversary of the Grant Date, and
(c) all unvested Options shall vest effective upon a Sale of the Company, but only if the Grantee is employed by the Company on the date such Sale of the Company is consummated.

          5.   Sale of the Company.

                (a) To the extent all or part of any Option becomes vested and exercisable as a result of a consummation of a Sale of the Company (and for purposes of participating in such
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Sale of the Company), vesting (to the extent permitted under Section 4 above)
will be deemed to occur immediately prior to the consummation of the Sale of the Company.

                (b) Notwithstanding any other provisions of this Agreement, if all or any portion of the benefits provided under Section 5(a) hereof, either alone or together with other payments or benefits which the Grantee receives or is then entitled to receive from the Company and any of its Subsidiaries would constitute a "parachute payment" within the meaning of Section 280G of the Code, the Company shall take all commercially reasonable effort (other than reducing such payments or benefits) to cause such payment or benefit not to be characterized as or constitute a "parachute payment."

          6.   Repurchase of Stock.

          (a) Repurchase; Repurchase Option. In the event that Grantee's employment with the Company is terminated for any reason, the Option Shares held by Grantee and Grantee's Permitted Transferees (collectively, the "Grantee Group") will be repurchased by the Company pursuant to the terms and conditions set forth in this Section 6 (the "Repurchase") at a price per share equal to the Fair Market Value thereof determined as of the Termination Date; provided that, in the case of a Termination for Cause by the Company or a voluntary termination of employment by Grantee (other than due to Retirement), such Repurchase shall be at the option of the Company (the "Repurchase Option").

          (b) Repurchase Notice. The Company shall exercise the Repurchase by delivery of written notice (the "Repurchase Notice") to each member of the Grantee Group. The Repurchase Notice shall set forth the number of Option Shares to be acquired from each member of the Grantee Group, the aggregate consideration to be paid for such Option Shares, and the time and place for the closing of the transaction.

          (c) Repurchase Option Notice. The Company may exercise the Repurchase Option by delivery of written notice (the "Repurchase Option Notice") to each member of the Grantee Group. The Repurchase Option Notice shall set forth the number of Option Shares to be acquired from each member of the Grantee Group, the aggregate consideration to be paid for such Option Shares, and the time and place for the closing of the transaction.

          (d) Closing of Repurchases. The closing of the purchase of any Option Shares pursuant to the Repurchase or the Repurchase Option will take place on the date designated by the Company in the Repurchase Notice or the Repurchase Option Notice, as the case may be, which date will not be more than 45 days nor less than 10 days after the delivery of such Repurchase Notice or the Repurchase Option Notice, as the case may be. The Company will pay for the Option Shares to be purchased by delivering to each member of the Grantee Group, a check in an amount equal to the aggregate purchase price for the Option Shares to be repurchased from such member of the Grantee Group. Notwithstanding the foregoing, in the event payment of the purchase price would cause a default under any material financing agreement of the Company or any Subsidiary in effect from time to time (the "Financing Agreements"), or is otherwise prohibited under applicable law, the Company shall have the option of paying the purchase price with a subordinated promissory note bearing interest at 6% per annum, due on the eighth anniversary of the date of issuance, and payable upon the earlier to occur of the maturity thereof or on the date of a Sale of the Company. In the

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event the issuance of the subordinated promissory note is not permitted under the Financing Agreements or applicable law, the Company may pay the purchase price for the Option Shares by the issuance of preferred stock bearing a dividend rate of 6% per annum with redemption dates and payment restructuring similar to those set forth in the subordinated promissory notes. If issuance of a subordinated promissory note or the preferred stock is not permitted by the Financing Agreements or applicable law, the Company may defer the repurchase until such time as a form of payment described in this Section 6 is permitted under the Financing Agreements and/or applicable law. If the Company determines that withholding tax is required with respect to the Repurchase or the exercise of a Repurchase Option, the Company shall withhold an amount equal to such withholding tax from the purchase price. At the closing, each member of the Grantee Group will deliver the certificates representing the Option Shares to be sold, duly endorsed in form for transfer to the Company or its designee, and the Company will be entitled to receive customary representations and warranties from each member of the Grantee Group regarding title to the Option Shares.

          "Cause" shall mean (i) the commission of a felony or a crime involving moral turpitude or the commission of any other act or omission involving disloyalty, fraud or material dishonesty with respect to the Company or any of its Subsidiaries or any of their customers or suppliers, (ii) conduct tending to bring the Company or any of its Subsidiaries into substantial public disgrace or disrepute, (iii) substantial and repeated failure to perform material duties as reasonably directed by the Board or, (iv) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or (v) any other material breach of this Agreement by the Grantee if such breach is not cured within 30 days of Grantee receiving written notice of such breach; provided that Cause shall not be deemed to exist unless (A) the Company provides to the Grantee a written notice specifying in detail the reasons for (and/or breaches leading to) the existence of Cause within 30 days of becoming aware of the existence of such Cause and (B) to the extent curable, the Grantee has had 30 days after receipt of the Company's written notice to cure the existence of any such Cause.

          "Retirement" means the retirement after age 65 pursuant to the normal retirement policy of the Company.

          7. Conditions to Exercise. The Option may not be exercised by Grantee unless the following conditions are met:

               (a) The Option has become vested with respect to the Option Shares to be acquired pursuant to such exercise;

               (b) Legal counsel for the Company must be satisfied at the time of exercise that the issuance of the Option Shares upon exercise will be in compliance with the Securities Act and applicable United States federal, state, local and foreign laws; and

               (c) Grantee becomes (or remains) a party to the Shareholders' Agreement.

          8. Transferability. The Option may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by Grantee except in accordance with section 6.3 of the Plan; provided that, prior to any sale, assignment, transfer, pledge or other such disposal allowed

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thereunder, the transferee must provide to the Company a written agreement
(reasonably satisfactory to the Company), whereby such transferee agrees to be bound by the obligations applicable to the Grantee hereunder. The Option is exercisable during Grantee's lifetime only by Grantee or any other person to whom the Option is transferred in accordance with Section 6.3 of the Plan. If Grantee or anyone claiming under or through Grantee attempts to violate this
Section 8, such attempted violation shall be null and void and without effect, and the Company's obligation hereunder shall terminate. If at the time of Grantee's death the Option has not been fully exercised, Grantee (or Grantee's estate or any person who acquires the right to exercise the Option by bequest or inheritance or by reason of Grantee's death) may, at any time within one year after the date of Grantee's death (but in no event after the expiration of ten years from the grant date), exercise the Option with respect to the number of shares, determined under Section 4 above, as to which Grantee could have exercised the Option at the time of Grantee's death, or with respect to such greater number of shares as determined by the Committee in its sole discretion. The applicable requirements of Section 7 above must be satisfied at the time of such exercise. Any Option Shares received upon exercise of this Option are subject to the repurchase rights, restrictions on transfer and right of first refusal set forth in the Management Stock Purchase Agreement dated as of the date hereof between Grantee and the Company (the "Management Stock Purchase Agreement").

          9. Administration. Any action taken or decision made by the Company or the Committee or its delegates arising out of or in connection with the construction, administration, interpretation or effect of the Plan or this Agreement shall lie within its sole and absolute discretion, as the case may be, and shall be final, conclusive and binding on Grantee and all persons claiming under or through Grantee. By accepting this grant or any other benefit under the Plan, Grantee and each person claiming under or through Grantee shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any such action taken under the Plan by the Company or the Committee or its delegates.

          10. No Rights as Shareholder. Unless and until a certificate or certificates representing such Option Shares shall have been issued to Grantee (or any person acting under Section 8 above), Grantee shall not be or have any of the rights or privileges of a shareholder of the Company with respect to Option Shares acquirable upon exercise of the Option; provided that the Company shall issue such certificate or certificates within five business days of the exercise of (and the payment for) the Option.

          11. Investment Representation. Grantee hereby acknowledges that the Option Shares which Grantee may acquire by exercising the Option shall be acquired for investment without a view to distribution, within the meaning of the Securities Act, and shall not be sold, transferred, assigned, pledged or hypothecated in the absence of an effective registration statement for the Option Shares under the Securities Act and applicable state securities laws or an applicable exemption from the registration requirements of the Act and any applicable state securities laws. Grantee also agrees that the Option Shares which Grantee may acquire by exercising the Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable federal or state securities laws.

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          12.  Sale of the Company.

                (a) Consent to Sale of Company. If the Board and the holders of 50% of the Company's Common Stock then outstanding approve a Sale of the Company (the "Approved Sale"), Grantee will (i) consent to and raise no objections against the Approved Sale or the process pursuant to which the Approved Sale is arranged, (ii) waive any dissenter's rights and any similar rights with respect thereto and (iii) if the Approved Sale is structured as a sale of stock, sell all (to the extent vested) of Option Shares and rights to acquire Option Shares held by Grantee on the terms and conditions approved by the Board and the holders of a majority of the Company's Stock then outstanding. Grantee will take all necessary and desirable actions in connection with the consummation of the Approved Sale as requested by the Board.

                (b) Purchaser Representative. If the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities Exchange Commission pursuant to the Securities Act may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), Grantee will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to the Company. If Grantee appoints the purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if Grantee declines to appoint the purchaser representative designated by the Company, Grantee will appoint another purchaser representative (reasonably acceptable to the Company), and Grantee will be responsible for the fees of the purchaser representative so appointed.

          13. Notices. Any notice hereunder to the Company shall be addressed to the Company, Attention: Board of Directors, and any notice hereunder to Grantee shall be addressed to Grantee at Grantee's last address on the records of the Company, subject to the right of either party to designate at any time hereafter in writing some other address. Any notice shall be deemed to have been duly given when delivered personally, one day following dispatch if sent by reputable overnight courier, fees prepaid, or three days following mailing if sent by registered mail, return receipt requested, postage prepaid and addressed as set forth above.

          14. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Grantee.

          15. GOVERNING LAW. THE VALIDITY, CONSTRUCTION, INTERPRETATION, ADMINISTRATION AND EFFECT OF THE PLAN, AND OF ITS RULES AND REGULATIONS, AND RIGHTS RELATING TO THE PLAN AND TO THIS AGREEMENT, SHALL BE GOVERNED, CONSTRUED AND INTERPRETED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING ANY EFFECT TO ANY CHOICE OF LAW RULES OF ANY STATE.

          16. Arbitration. Section 4.8 of the Management Stock Purchase Agreement is hereby incorporated herein by reference.


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  IN WITNESS WHEREOF, the Company and Grantee have executed this Agreement as of the date first above written.



                                        THE DERBY CYCLE CORPORATION



                                        By:
                                           ---------------------------------
                                           Name:
                                           Title:



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